                                                               Exhibit (g)(xiii)


                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                    BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                    Effective Date
----                                                    --------------
Schwab International Index Fund - Investor Shares       July 21, 1993

Schwab International Index Fund - Select Shares         April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares           October 14, 1993

Schwab Small-Cap Index Fund - Select Shares             April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly           September 25, 1995
known as Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly         September 25, 1995
known as Schwab Asset Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly     September 25, 1995
known as Schwab Asset Director-Conservative
Growth Fund)

Schwab S&P 500 Fund - e.Shares                          February 28, 1996

Schwab S&P 500 Fund - Investor Shares                   February 28, 1996

Schwab S&P 500 Fund - Select Shares                     April 30, 1997

Schwab Core Equity Fund (formerly known as              May 21, 1996
Schwab Analytics Fund)

Schwab MarketManager International Portfolio            September 2, 1996
(formerly known as Schwab OneSource
Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly         October 13, 1996
known as Schwab OneSource Portfolios-Growth
Allocation)

Schwab MarketManager Balanced Portfolio (formerly       October 13, 1996
known as Schwab OneSource Portfolios-Balanced
Allocation)

Schwab MarketManager Small Cap Portfolio (formerly      August 3, 1997
known as Schwab OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly      April 16, 1998
known as Schwab Asset Director-Aggressive Growth
Fund)

Institutional Select S&P 500 Fund                       October 28, 1998

Institutional Select Large-Cap Value Index Fund         October 28, 1998

Institutional Select Small-Cap Value Index Fund         October 28, 1998

Schwab Total Stock Market Index Fund - Investor         April 15, 1999
Shares

Schwab Total Stock Market Index Fund - Select Shares    April 15, 1999

Communications Focus Fund                               May 15, 2000

Financial Services Focus Fund                           May 15, 2000

Health Care Focus Fund                                  May 15, 2000

Technology Focus Fund                                   May 15, 2000

Schwab Hedged Equity Fund                               August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares          May 15, 2003

Schwab Small-Cap Equity Fund - Select Shares            May 15, 2003


                              SCHWAB CAPITAL TRUST

                              By:   __________________
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   __________________
                                    Randall W. Merk,
                                    Executive Vice President


Dated as of _____________, 2003

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                    BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES
      THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT
            AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                            FEE
----                                            ---
Schwab International Index Fund - Investor      Five one-hundredths of one percent (.05%)
Shares                                          of the Fund's average daily net assets

Schwab International Index Fund - Select        Five one-hundredths of one percent (.05%)
Shares                                          of the Fund's average daily net assets

Schwab Small-Cap Index Fund - Investor Shares   Five one-hundredths of one percent (.05%)
                                                of the Fund's average daily net assets

Schwab Small-Cap Index Fund-Select Shares       Five one-hundredths of one percent (.05%)
                                                of the Fund's average daily net assets

Schwab MarketTrack Growth Portfolio (formerly   Five one-hundredths of one percent (.05%)
known as Schwab Asset Director-High Growth      of the Fund's average daily net assets
Fund)

Schwab MarketTrack Balanced Portfolio           Five one-hundredths of one percent (.05%)
(formerly known as Schwab Asset                 of the Fund's average daily net assets
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio       Five one-hundredths of one percent (.05%)
(formerly known as Schwab Asset                 of the Fund's average daily net assets
Director-Conservative Growth Fund)

Schwab S&P 500 Fund-Investor Shares             Five one-hundredths of one percent (.05%)
                                                of the Fund's average daily net assets

Schwab S&P 500 Fund-e.Shares                    Five one-hundredths of one percent (.05%)
                                                of the Fund's average daily net assets

Schwab S&P 500 Fund-Select Shares               Five one-hundredths of one percent (.05%)
                                                of the Fund's average daily net assets

Schwab Analytics Fund                           Five one-hundredths of one percent (.05%)
                                                of the Fund's average daily net assets

Schwab MarketManager International Portfolio    Five one-hundredths of one percent (.05%)
(formerly known as Schwab OneSource             of the Fund's average daily net assets
Portfolios-International)

Schwab MarketManager Growth Portfolio           Five one-hundredths of one percent (.05%)
(formerly known as Schwab OneSource             of the Fund's average daily net assets.
Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio         Five one-hundredths of one percent (.05%)
(formerly known as Schwab OneSource             of the Fund's average daily net assets.
Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio        Five one-hundredths of one percent (.05%)
(formerly known as Schwab OneSource             of the Fund's average daily net assets.
Portfolios-Small Company)

Schwab Market Track All Equity Portfolio        Five one-hundredths of one percent (.05%)
(formerly known as Schwab Asset                 of the Fund's average daily net assets
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund               Five one-hundredths of one percent (.05%)
                                                of the Fund's average daily net assets

Institutional Select Large-Cap Value Index      Five one-hundredths of one percent (.05%)
Fund                                            of the Fund's average daily net assets

Institutional Select Small-Cap Value Index      Five one-hundredths of one percent (.05%)
Fund                                            of the Fund's average daily net assets

Schwab Total Stock Market Index Fund -          Five one-hundredths of one percent (.05%)
Investor Shares                                 of the Fund's average daily net assets

Schwab Total Stock Market Index Fund - Select   Five one-hundredths of one percent (.05%)
Shares                                          of the Fund's average daily net assets

Communications Focus Fund                       Five one-hundredths of one percent (.05%)
                                                of the Fund's average daily net assets

Financial Services Focus Fund                   Five one-hundredths of one percent (.05%)
                                                of the Fund's average daily net assets

Health Care Focus Fund                          Five one-hundredths of one percent (.05%)
                                                of the Fund's average daily net assets

Technology Focus Fund                           Five one-hundredths of one percent (.05%)
                                                of the Fund's average daily net assets

Schwab Hedged Equity Fund                       Five one-hundredths of one percent (.05%)
                                                of the Fund's average daily net assets

Schwab Small-Cap Equity Fund - Investor Shares  Five one-hundredths of one percent (.05%)
                                                of the Fund's average daily net assets

Schwab Small-Cap Equity Fund - Select Shares    Five one-hundredths of one percent (.05%)
                                                of the Fund's average daily net assets

                              SCHWAB CAPITAL TRUST

                              By:   __________________
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer


                              CHARLES SCHWAB & CO., INC.

                              By:   __________________
                                    Randall W. Merk,
                                    Executive Vice President


Dated as of ____________, 2003